H&Q LIFE SCIENCES INVESTORS
                          ---------------------------



                              [Telescope Graphic]


                               [Medical Graphic]


                            [Medical Vials Graphic]


                                 Annual Report
                                 1   9   9   8

                                                          [Alan G. Carr Graphic]
   To our Shareholders:


     At fiscal year-end on September 30, 1998, the net asset value of your Fund was $13.71 per share. Performance data for the fiscal year, the first nine months of the calendar year and the quarter ended September 30 compared to the Dow Jones Industrial Average and the NASDAQ Index of stocks traded in the over-the-counter market is as follows:

                                                  CY To-Date     Quarter Ended
                                  Fiscal Year     (9 months)        9/30/98
                                  -----------     ----------        -------
Net Asset Value                        -23.3%         -11.3%          -15.9%
Dow Jones Industrial Average            -1.3%          -0.8%          -12.4%
NASDAQ Industrials                     -25.0%         -15.5%          -22.7%

     To say that the quarter and the fiscal year just ended were extraordinarily difficult and disappointing would be an understatement of the obvious. The performance of small stocks and particularly of life sciences stocks has been disappointing for an extended period of time. Perhaps about the best that can be said is that the Fund did no worse than small companies in general as measured by the NASDAQ Index.

     Our view of the worldwide economic situation suggests that there are significant earnings risks for large industrial companies. Many years of significantly above-average capital investment has enhanced productivity, and an overall strong economy has resulted in five years of expanding profit margins as measured by the earnings of the Standard & Poors 500 Index of industrial companies. Particularly in the face of declining imports from Pacific Rim countries, Brazil and Russia, the risk is that the world has overcapacity in virtually every industrial and commodity sector. Additionally, those countries that are struggling need to export in order to obtain higher currencies and rebuild their economies. The ability to raise prices in most sectors is nonexistent (with the possible exception of pharmaceuticals and medical products), resulting in virtually nonexistent inflation and an increasing possibility of absolute price deflation. Estimates for the near- and intermediate-term future earnings of the companies that make up the Standard & Poors 500 Index are beginning to come down sharply.

     Regardless, as investors sought perceived quality and liquidity, large capitalization stocks have been bid up to premiums in valuation not seen for over 25 years. In contrast, small companies, in the aggregate whose earnings growth has generally been more rapid, have been ignored and, by most traditional measures, seem as undervalued both relatively and absolutely as they were in 1974.

     If, as we believe, valuations of the stocks of large capitalization companies need to adjust to something more "normal", it is of course possible that the capitalizations of small emerging companies would be further negatively impacted. However, we also believe that the environment is most similar to that of the second half of the 1970s where the stocks of small emerging companies were the market leaders for several years on an absolute and relative basis. Additionally, in the past these stocks have responded very positively in most periods following the initiation of Federal Reserve Board action to reduce interest rates, a trend which we believe is likely to continue. We believe that life sciences companies are largely insulated from the financial problems of the rest of the world, and while consumers, whose installment debt is at a near record level, may have to curtail purchasing, they will do so less in healthcare products and services.

     In the meantime, the pace of scientific discovery and development in biologics, pharmaceuticals, instruments and devices continues at an extraordinary rate. We agree with an increasing number of other observers that, in the early decades of the next century, advances in these technologies will impact our lives and our economy equally as forcefully as electronics and communications have done in the last two decades. While we are cautiously optimistic over the near-term, our enthusiasm for the sectors in which your Fund is invested has never been higher for the longer term.


                                                     [/s/ Alan G. Carr]




                                                          Alan G. Carr
                                                          President


                           Capital Gains Declaration

     We hereby designate that the entire amount of the stock distribution declared on November 16, 1998 with respect to our fiscal year ended September 30, 1998, constituted a capital gain dividend for Federal income tax purposes, amounting to $0.28 per share.

                             ANNUAL MEETING REPORT
     As now required by Rule 30d-1 under the Investment Company Act of 1940, as amended, below is a summary of the results of the Annual Meeting of Shareholders for H&Q Life Sciences Investors. The Annual Meeting was held on May 21, 1998, at 9:00 a.m. There were present in person or by proxy 5,853,944.7056 shares of beneficial interest, or 80.25% of the 7,294,722 shares eligible to vote on the record date.
     The first item of business was the election of Trustees of the Fund to serve until the year 2001 Annual Meeting of Shareholders. The nominees elected to serve until the year 2001 Annual Meeting were Lawrence S. Lewin and Uwe E. Reinhardt, Ph.D. A total of 5,778,813.5215 shares voted for the election of Mr. Lewin and 75,131.0841 shares abstained; 5,779,991.6215 shares voted for the election of Dr. Reinhardt and 73,953.0841 shares abstained. The Trustees serving until the 1999 Annual Meeting are Patrick J. Allen, Robert P. Mack, M.D. and Eric Oddleifson.
     The next item of business was the ratification of the selection of Arthur Andersen LLP as independent public accountants of the Fund for the fiscal year ending September 30, 1998. The selection of Arthur Andersen LLP was ratified by a vote of 5,797,490.3858 shares for selection.




                          H&Q LIFE SCIENCES INVESTORS
                          ---------------------------
                                   PORTFOLIO

                            As of September 30, 1998


                            [Horizontal Bar Graphic]

[PLOTPOINTS BEGIN]

   VC             Dif            Total
   0.27%         7.52%            7.79
  10.73         20.61            31.34
   0             5.36             5.36
   2.70          5.46             8.16
   1.00          5.00             6.00
   2.22          4.76             6.98
   6.88          8.91            15.79
   0            12.15            12.15
   0             6.43             6.43

[PLOTPOINTS END]

                          H&Q LIFE SCIENCES INVESTORS
                          ---------------------------
                                LARGEST HOLDINGS

                            As of September 30, 1998



                                                % of Net Assets
                                                ---------------

   Sepracor                                         7.56%
   Catalytica                                       7.30%
   Quintiles Transnational                          5.36%
   Transkaryotic Therapies                          3.72%
   Gilead Sciences                                  3.24%
   Martek Biosciences                               2.79%
   CareMonitor (Restricted)                         2.58%
   Biomatrix                                        2.53%
   IDEXX Laboratories                               2.34%
   Omnicare                                         2.11%

                          H&Q LIFE SCIENCES INVESTORS
                          ---------------------------
                       SIGNIFICANT PORTFOLIO TRANSACTIONS
                        Quarter Ended September 30, 1998


                                         Units Held     Units Held
PURCHASES                                  6/30/98       9/30/98
-------------------------------------   ------------   -----------
Centocor                                         0         25,000
Coulter Pharmaceutical                           0         80,000
Cubist Pharmaceuticals                     390,683        404,783
Cubist Pharmaceuticals (Restricted)              0        266,666
Dyax (Restricted) Class A Series 5               0         66,055
Emisphere Technologies                           0         59,500
INCYTE Pharmaceuticals                           0         37,000
Sontra Medical (Restricted)                      0      1,149,425

SALES
-------------------------------------
Cell Therapeutics                           28,572              0
Dura Pharmaceuticals                        36,024              0
Elan Pharmaceuticals                        50,000              0
Guidant                                     17,184              0
Human Genome Sciences                       62,000              0
ImmuLogic Pharmaceutical                   210,000              0
Omnicare                                    64,106         59,837
Voxel                                      113,000              0

                   REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS


To the Shareholders and Board of Trustees of H&Q Life Sciences Investors:

     We have audited the accompanying balance sheet of H&Q Life Sciences Investors (a Massachusetts business trust), including the Schedule of Investments as of September 30, 1998, and the related statements of operations and cash flows for the year then ended, and the statements of changes in net assets and financial highlights for the years presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 1998, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe our audits provide a reasonable basis for our opinion.
      As discussed in Note 5, the financial statements include investment securities valued at $23,817,525 (23.8% of net assets) whose values have been determined by the Board of Trustees in the absence of readily ascertainable market values. However, because of the inherent uncertainty of valuation, the Board of Trustees' determination of values may differ significantly from the values that would have been used had a ready market existed for the securities and the differences could be material.
     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of H&Q Life Sciences Investors as of September 30, 1998, the results of its operations and cash flows for the year then ended, and the changes in its net assets and financial highlights for the years presented, in conformity with generally accepted accounting principles.


Boston, Massachusetts                         Arthur Andersen LLP
November 9, 1998

                          H&Q LIFE SCIENCES INVESTORS
                          ---------------------------
                            SCHEDULE OF INVESTMENTS
                               SEPTEMBER 30, 1998


                  CONVERTIBLE SECURITIES - 17.5% OF NET ASSETS
      SHARES                                                                  VALUE
----------------- Convertible Preferred - 17.4%                           ----------------
                   Agricultural/Environmental Technologies - 0.3%
       177,778      EPR (Restricted) Series A*                               $266,667
                   Biotechnology - 5.9%
       900,000      Exelixis Pharmaceuticals (Restricted) Series B*         1,800,000
       100,000      Exelixis Pharmaceuticals (Restricted) Series C*           200,000
        22,500      Telik (Restricted) Series G*                            1,125,000
         2,400      Telik (Restricted) Series I*                              120,000
        30,920      Therion Biologics (Restricted) Series A*                  123,680
        28,991      Therion Biologics (Restricted) Sinking Fund*                  870
       135,135      Tularik (Restricted) Series C*                          1,351,350
       240,000      Versicor (Restricted) Series C*                         1,200,000
                   Diagnostics - 2.7%
       148,423      CytoLogix (Restricted) Series A*                          713,306
       130,000      Masimo (Restricted) Series D*                           1,170,000
     1,149,425      Sontra Medical (Restricted) Series A*                     800,000
                   Managed Care - 1.0%
       225,989      KVM Technologies (Restricted) Series B (w/wts.)*        1,000,001
                   Medical Supplies - 2.2%
        75,000      InterVentional Technologies (Restricted) Series F*        750,000
        35,000      InterVentional Technologies (Restricted) Series G*        350,000
       281,250      LocalMed (Restricted) Series D*                         1,125,000
                   Medical Specialty - 5.3%
       500,000      AbTox (Restricted) Series F*                                5,000
     1,088,710      CareMonitor (Restricted) Series A*                      1,981,452
       329,670      CareMonitor (Restricted) Series B*                        599,999
       104,152      Dyax (Restricted) Class A Series 1*                       567,628
        45,000      Dyax (Restricted) Class A Series 3*                       245,250
       129,080      Dyax (Restricted) Class A Series 4*                       703,486
        66,055      Dyax (Restricted) Class A Series 5*                       360,000
       170,213      Vectis (Restricted) Series B*                             800,001
                                                                          -----------
                                                                          $17,358,690
                                                                          -----------
   PRINCIPAL
     AMOUNT       Convertible Bonds and Notes - 0.1%                            VALUE
   ----------                                                             -----------
                   Medical Specialty - 0.1%
    $  120,000      AbTox (Restricted) 12% Promissory Note
                     due 1998                                                $120,000
                                                                          -----------
                                                                             $120,000
                                                                          -----------
                  TOTAL CONVERTIBLE SECURITIES
                   (Cost $16,343,435)                                     $17,478,690
                                                                          -----------


   The accompanying notes are an integral part of these financial statements.

                          H&Q LIFE SCIENCES INVESTORS
                          ---------------------------
                            SCHEDULE OF INVESTMENTS
                               SEPTEMBER 30, 1998
                                  (continued)


   SHARES                                                           VALUE
----------- COMMON STOCKS - 76.1%                               -------------
             Agricultural/Environmental Technologies - 7.5%
  516,666     Catalytica*                                        $7,297,907
  200,000     Consep*                                               162,500
   75,000     Envirogen*                                             32,813
   50,000     Envirogen Units*                                       34,375
                                                                 ----------
                                                                 $7,527,595
                                                                 ----------
            Biotechnology - 25.4%
             Biopharmaceuticals - 22.1%
  282,621     BioTransplant*                                       $424,100
      925     BioTransplant (Restricted) Warrants*                      814
   25,000     Centocor*                                             990,625
  107,300     Cor Therapeutics*                                     831,575
   80,000     Coulter Pharmaceutical*                             1,990,000
  404,783     Cubist Pharmaceuticals*                               986,659
  266,666     Cubist Pharmaceuticals (Restricted) Common*           551,999
  133,333     Cubist Pharmaceuticals (Restricted) Warrants*          21,333
  163,500     CV Therapeutics*                                      940,125
   24,375     CV Therapeutics (Restricted)*                          98,231
  150,000     Gilead Sciences*                                    3,243,750
   20,000     MedImmune*                                          1,295,000
   80,000     Neurogen*                                           1,320,000
   30,000     Neuralab (Restricted) Units*                        1,200,000
   80,000     Oxford GlycoSciences (Restricted)*                    148,000
  126,315     Pharming Group (Restricted)*                        1,592,832
  230,000     Ribi ImmunoChem Research*                             704,375
   60,624     SEQUUS Pharmaceuticals*                               583,506
   62,500     Synaptic Pharmaceutical*                              921,875
  146,982     Therion Biologics (Restricted)*                       587,928
  151,703     Transkaryotic Therapies*                            3,640,872
    8,035     Transkaryotic Therapies (Restricted) Warrants*         78,181



   The accompanying notes are an integral part of these financial statements.

                          H&Q LIFE SCIENCES INVESTORS
                          ---------------------------
                            SCHEDULE OF INVESTMENTS
                               SEPTEMBER 30, 1998
                                  (continued)


   SHARES                                             VALUE
----------- Biotechnology - continued            --------------
             Genomics/Drug Discovery - 3.3%
 140,000      Gene Logic*                            551,250
  37,000      INCYTE Pharmaceuticals*                786,250
  80,000      LJL BioSystems*                        200,000
 307,693      LJL BioSystems (Restricted)*           538,463
 150,000      Lynx Therapeutics*                   1,200,000
                                                   ---------
                                                 $25,427,743
                                                 -----------
            Contract Research Organizations - 5.4%
 122,500      Quintiles Transnational*            $5,359,375
                                                 -----------
                                                  $5,359,375
                                                 -----------
            Diagnostics - 5.5%
 373,252     Biofield*                              $699,848
  12,500      Biofield (Restricted)*                  19,875
 332,417      Calypte Biomedical*                    560,954
 123,576      Cytyc*                               1,251,207
  98,000      IDEXX Laboratories*                  2,339,750
 130,000      Masimo Labs (Restricted)*                1,300
 123,077      NeoPath*                               607,693
                                                 -----------
                                                  $5,480,627
                                                 -----------
            Managed Care - 5.0%
  40,200      HBO                                 $1,160,775
  59,837      Omnicare*                            2,109,254
 104,000      Orthodontic Centers of America*      1,735,500
                                                 -----------
                                                  $5,005,529
                                                 -----------
            Medical Supplies - 4.8%
 430,000     EP Med Systems*                      $1,316,875
 130,750     Exogen*                                 392,250
  68,728     KeraVision*                             292,094
 231,043     Landec*                                 909,732
  10,000     Novoste*                                128,750
 104,000     Perclose*                             1,716,000
                                                 -----------
                                                  $4,755,701
                                                 -----------



   The accompanying notes are an integral part of these financial statements.

                          H&Q LIFE SCIENCES INVESTORS
                          ---------------------------
                            SCHEDULE OF INVESTMENTS
                               SEPTEMBER 30, 1998
                                  (continued)


   SHARES                                                     VALUE
----------- Medical Specialty - 10.4%                     -------------
 992,900     Bioject Medical Technologies*                 $1,551,406
  65,000     Biomatrix*                                     2,535,000
 118,591     Focal*                                         1,215,558
 200,000     Interpore Cross*                                 812,500
 338,815     Martek Biosciences*                            2,795,221
 535,500     Bioject Medical Technologies (Restricted)
              Warrants*                                       299,880
 540,540     Reprogenesis (Restricted)*                     1,199,999
                                                          -----------
                                                          $10,409,564
                                                          -----------
            Pharmaceuticals/Drug Delivery - 12.1%
  43,000     Biovail*                                      $1,158,763
  59,500     Emisphere Technologies*                          468,563
 261,000     Fuisz Technologies*                            2,088,000
 115,000     Sepracor*                                      7,561,250
 251,666     Vivus*                                           872,966
                                                          -----------
                                                          $12,149,542
                                                          -----------
            TOTAL COMMON STOCKS
             (Cost $64,923,660)                           $76,115,676
                                                          -----------
            TOTAL INVESTMENTS IN SECURITIES
             (Cost $81,267,095)                           $93,594,366
                                                          ===========
   PRINCIPAL
    AMOUNT                                                    VALUE
-------------- TEMPORARY CASH INVESTMENTS - 7.7%          -----------
$ 3,600,000     Ford Motor Credit Corp., 5.25%,
                 due 10/16/98                              $3,591,600
  4,100,000     General Electric Capital Corp., 5.51%,
                 due 10/7/98                                4,087,449
                                                           ----------
               TOTAL TEMPORARY CASH INVESTMENTS            $7,679,049
                                                           ==========

------------------
* Non income-producing security (see Notes 1 and 5).

   The accompanying notes are an integral part of these financial statements.

                          H&Q LIFE SCIENCES INVESTORS
                          ---------------------------
                                 BALANCE SHEET
                               SEPTEMBER 30, 1998


ASSETS:
  Investments in securities, at value (identified
    cost $81,267,095; see Schedule of
    Investments) (Notes 1, 3 and 5)                     $93,594,366

  Temporary cash investments, at amortized cost
    which approximates value (see Schedule of
    Investments) (Note 1)                                 7,679,049
                                                       ------------
     Total investments                                 $101,273,415

  Dividends and interest receivable                          11,311
  Receivable for investments sold                           120,000
  Prepaid expenses                                            8,533
                                                       ------------
     Total assets                                      $101,413,259
                                                       ------------

LIABILITIES:
  Accrued advisory fee                                     $106,703
  Accrued other                                              80,937
  Bank payable                                            1,195,298
                                                       ------------
     Total liabilities                                   $1,382,938
                                                       ------------

NET ASSETS:
  Shares of beneficial interest, par value $.01 per
    share, unlimited number of shares
    authorized, amount paid in on 7,294,722
    shares issued and outstanding (Note 1)              $85,715,744

  Accumulated net realized gain on investments            1,987,306

  Net unrealized gain on investments (Note 3)            12,327,271
                                                       ------------

     Total net assets (equivalent to $13.71 per
       share based on 7,294,722 shares
       outstanding)                                    $100,030,321
                                                       ============



   The accompanying notes are an integral part of these financial statements.

                          H&Q LIFE SCIENCES INVESTORS
                          ---------------------------
                            STATEMENT OF OPERATIONS
                     FOR THE YEAR ENDED SEPTEMBER 30, 1998


INVESTMENT INCOME (Note 1):
  Dividends                                       $4,764
  Interest                                       131,694
                                              ----------
    Total investment income                                     $136,458

EXPENSES:
  Advisory fees (Note 4)                      $1,553,695
  Shareholder reporting                           70,803
  Custodian fees                                  64,493
  Accounting and auditing fees                    48,308
  Trustees' fees and expenses                     45,056
  Legal fees                                      24,889
  N.Y.S.E. fees                                   20,548
  Transfer agent fees                             17,915
  Insurance expense                               17,148
  Other                                           20,527
                                              ----------
    Total expenses                                             1,883,382
                                                             ------------
     Net investment (loss)                                   ($1,746,924)
                                                            -------------
NET REALIZED AND UNREALIZED GAIN
ON INVESTMENTS:
  Net realized gain on investments (Note 1)                   $3,011,272
  Net (decrease) in unrealized gain on
    investments                                              (31,646,651)
                                                            -------------
     Net (loss) on investments                              ($28,635,379)
                                                            -------------
      Net (decrease) in net assets resulting
      from operations                                       ($30,382,303)
                                                            =============



   The accompanying notes are an integral part of these financial statements.

                          H&Q LIFE SCIENCES INVESTORS
                          ---------------------------
                            STATEMENT OF CASH FLOWS
                     FOR THE YEAR ENDED SEPTEMBER 30, 1998


CASH FLOWS FROM OPERATING ACTIVITIES:
  Interest received                                             $120,489
  Dividends received                                               2,763
  Operating expenses paid                                     (1,869,318)
                                                            ------------
    Net cash used for operating activities                   ($1,746,066)
                                                            ------------
CASH FLOWS FROM INVESTING ACTIVITIES:
  Sales and maturities of portfolio securities              $117,454,807
  Purchases of portfolio securities                         (115,406,455)
                                                            ------------
    Net cash provided by investing activities                 $2,048,352
                                                            ------------
CASH FLOWS FROM FINANCING ACTIVITIES:
  Cash distributions paid, net                               ($1,575,109)
                                                           -------------
    Net cash used for financing activities                   ($1,575,109)
                                                           -------------
NET (DECREASE) IN CASH                                       ($1,272,823)
CASH AT BEGINNING OF YEAR                                         77,525
                                                           -------------
CASH AT END OF YEAR                                          ($1,195,298)
                                                           =============
RECONCILIATION OF NET (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS TO NET CASH
(USED FOR) OPERATING ACTIVITIES:
  Net (decrease) in net assets resulting from operations    ($30,382,303)
  Net realized (gain) on investments                          (3,011,272)
  Net decrease in unrealized gain on investments              31,646,651
  Net (increase) in interest and dividends receivable            (10,781)
  Net decrease in prepaids and other receivables                  13,746
  Net (decrease) in accrued advisory fees and accrued
    expenses                                                      (2,107)
                                                           -------------
    Net cash used for operating activities                   ($1,746,066)
                                                           =============



   The accompanying notes are an integral part of these financial statements.

                          H&Q LIFE SCIENCES INVESTORS
                          ---------------------------
                      STATEMENTS OF CHANGES IN NET ASSETS


                                               For the years ended
                                         September 30,       September 30,
                                              1998               1997
                                       -----------------   ----------------

NET INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS:
  Net investment (loss)                   $1,746,924)         ($1,534,917)
  Net realized gain on investments         3,011,272            5,271,705
  Net increase (decrease) in
    unrealized gain on investments       (31,646,651)          11,448,022
                                        -------------        ------------
    Net increase (decrease) in net
    assets resulting from
    operations                          ($30,382,303)         $15,184,810
                                        -------------        ------------
DISTRIBUTIONS TO SHAREHOLDERS
FROM:
  Net realized long-term capital
    gains                                ($5,188,917)        ($10,949,328)
                                        -------------        ------------
CAPITAL SHARE TRANSACTIONS:
  Value of shares issued in
  reinvestment of distributions           $3,613,808           $4,605,458
                                        -------------        ------------
   Total increase (decrease) in
   net assets                           ($31,957,412)          $8,840,940
NET ASSETS:

  Beginning of year                      131,987,733          123,146,793
                                        -------------        ------------

  End of year                           $100,030,321         $131,987,733
                                        =============        ============



   The accompanying notes are an integral part of these financial statements.

                          H&Q LIFE SCIENCES INVESTORS
      ------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
(Selected data for each share of beneficial interest outstanding throughout the period indicated)


                                                         For the years ended September 30,
                            --------------------------------------------------------------------------------------------
                                      1998               1997               1996               1995              1994
                                     -------           -------            -------            -------            -------
Net asset value per share:
  Beginning of period                $18.825           $18.445            $15.179            $11.007            $13.090
                                     -------           -------            -------            -------            -------
Net investment (loss)                ($0.239)          ($0.072)           ($0.220)           ($0.184)           ($0.144)
Net realized and
  unrealized gain
  (loss) on
  investments                         (4.133)            2.092              3.486              4.356             (1.304)
                                     -------           -------            -------            -------            -------
Total increase
  (decrease) from
  investment
  operations                         ($4.372)           $2.020             $3.266             $4.172            ($1.448)
                                     -------           -------            -------            -------            -------
Dilutive effect of sale
  of common stock
  and related
  expenses from
  rights offering                       --                --                 --                 --              ( 0.635)
                                     -------           -------            -------            -------            -------
Long-term capital
  gains distribution to
  shareholders                       ($0.740)          ($1.640)              --                 --                 --
                                     -------           -------            -------            -------            -------
Net asset value per share:
 End of period                       $13.713           $18.825            $18.445            $15.179            $11.007
                                     =======           =======            =======            =======          ==========
Per share market value:
 End of period                       $10.875           $15.125            $15.000            $12.875            $10.125
Total investment return              (23.89%)           12.86%             16.50%             27.16%            (21.36%)
Net assets:
 End of period                  $100,030,321      $131,987,733       $123,146,793       $101,338,556        $73,484,287
RATIOS AND SUPPLEMENTAL DATA:
Ratio of operating
  expenses to
  average net assets                   1.62%             1.67%              1.61%              1.83%              1.87%
Ratio of net
  investment (loss) to
  average net assets                  (1.50%)           (1.38%)            (1.25%)            (1.57%)            (1.23%)
Portfolio turnover rate               18.21%            18.94%             19.51%             29.48%             10.59%
Average commission
  rate paid per listed
  share purchased                      $0.05             $0.06              $0.07              $0.06              $0.07
Number of shares
  outstanding at end
  of period                        7,294,722         7,011,362          6,676,420          6,676,420          6,676,420



   The accompanying notes are an integral part of these financial statements.

                          H&Q LIFE SCIENCES INVESTORS
                          ---------------------------
                         NOTES TO FINANCIAL STATEMENTS
                               SEPTEMBER 30, 1998

(1) Organization
        H&Q Life Sciences Investors (the Fund) is a Massachusetts business trust registered under the Investment Company Act of 1940 as a diversified closed-end management investment company. The Fund's investment objective is long-term capital appreciation through investment in securities of companies in the life sciences industries. The Fund invests primarily in securities of public and private companies that are believed to have significant potential for above-average growth. The Fund was organized on February 20, 1992 and commenced operations on May 8, 1992.
        The preparation of these financial statements requires the use of certain estimates by management in determining the entity's assets, liabilities, revenues and expenses. Actual results could differ from these estimates. The following is a summary of significant accounting policies consistently followed by the Fund, which are in conformity with those generally accepted in the investment company industry.

    Investment Securities
        Transactions related to the investments of the Fund are recorded on the date the securities are purchased or sold. Investments traded on national securities exchanges or in the over-the-counter market that are National Market System securities are valued at the last sale price or, lacking any sales, at the mean between last bid and asked prices. Other over-the-counter securities are valued at the most recent bid prices as obtained from one or more dealers that make markets in the securities. As indicated in Note 5, investments for which market quotations are not readily available are valued at fair value as determined in good faith by the Board of Trustees of the Fund. Temporary cash investments with a maturity of 60 days or less are valued at amortized cost.
        Gains and losses from sales of investments are recorded using the "identified cost" method for both financial reporting and Federal income tax purposes. Investment income and expenses are recorded on the accrual basis.

    Federal Income Taxes
        It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute to its shareholders substantially all of its taxable income and its net realized capital gains, if any. Therefore, no Federal income tax provision is required.

    Distributions
        The Fund records all distributions to shareholders from net investment income and realized gains on the ex-dividend date. Such distributions are determined in conformity with income tax regulations. The Fund has adjusted for the effect of certain permanent book/tax differences by reclassifying such differences against capital, in the amount of $1,495,995 for the year ended September 30, 1998. This adjustment has no effect on the Fund's net assets, net investment loss or net realized gain and is designed to present the Fund's capital accounts on a tax basis.

    Dividends
        The current dividend policy is to declare dividends in stock. Stock distributions will automatically be paid in newly issued shares of the Fund unless otherwise instructed

                          H&Q LIFE SCIENCES INVESTORS
                          ---------------------------
                         NOTES TO FINANCIAL STATEMENTS
                                  (continued)

    by the shareholder. The shares will be valued at the lower of net asset value or market price on the payable date. If a distribution were to be declared in cash, it would then be subject to the Dividend Reinvestment Plan. Under the Dividend Reinvestment Plan, distributions will automatically be paid in additional shares of the Fund, unless State Street Bank is otherwise instructed. Shareholders may request to be paid in cash instead of shares by responding to the bank, brokerage or nominee who holds the shares if the shares are in "street name" or by filling out a form received from State Street Bank if the shares are in registered form. A description of the automatic Dividend Reinvestment Plan may be obtained by calling State Street Bank. It is expected that dividends, if any, will be declared after fiscal year-end and will be payable for that year before the end of January.

(2) Purchases and Sales of Investment Securities
        The aggregate cost of purchases and proceeds from sales of investment securities (other than temporary cash investments) for the period from October 1, 1997 through September 30, 1998 totaled $20,690,877 and $27,440,351, respectively.

(3) Tax Basis of Securities
        At September 30, 1998, the total cost of securities for Federal income tax purposes was $81,267,095. The aggregate gross unrealized gain on securities in which there was an excess of market value over cost was $34,317,304. The aggregate gross unrealized loss on securities in which there was an excess of cost over market value was $21,990,033. The net unrealized gain on securities held by the Fund was $12,327,271.

(4) Advisory Agreement
        The Fund has entered into an Investment Advisory Agreement (the Advisory Agreement) with Hambrecht & Quist Capital Management Incorporated (the Adviser). Pursuant to the terms of the Advisory Agreement, the Fund pays the Adviser a monthly fee at the rate when annualized of (i) 2.5% of the average net assets for the month of its venture capital and other restricted securities up to 25% of net assets and (ii) 1% of the average net assets for the month of all other assets. The aggregate fee may not exceed a rate when annualized of 1.375%. The Adviser is a wholly owned subsidiary of Hambrecht & Quist Group. Certain officers and trustees of the Fund are also officers of the Adviser.

(5) Venture Capital and Other Restricted Securities
        The Fund may invest in venture capital and other restricted securities if these securities would currently comprise 40% or less of net assets. The value of these securities represents 23.8% of the Fund's net assets at September 30, 1998.
        The value of the venture capital and other restricted securities is determined in good faith by the Board of Trustees. However, because of the inherent uncertainty of valuations, these estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the differences could be material. The following table details the acquisition date, cost, carrying value per unit, and value of the Fund's venture capital and other restricted securities at September 30, 1998, as determined by the Board of Trustees of the Fund.

                          H&Q LIFE SCIENCES INVESTORS
                          ---------------------------
                         NOTES TO FINANCIAL STATEMENTS
                                  (continued)

                                                                    Carrying
                                    Acquisition                      Value
            Security                    Date          Cost          per Unit        Value
--------------------------------   -------------   -------------   ----------    ----------
AbTox
  Series F Cvt. Pfd.                    3/7/97     $1,100,500         $0.010         $5,000

  12% Promissory Note due 1998         2/26/98         40,000
                                       3/11/98         40,000
                                       3/26/98         40,000
                                                   ----------
                                                      120,000          1.000        120,000
Biofield***
  Common                                3/3/95              0
                                       6/29/95              0
                                                   ----------
                                                            0          1.590         19,875
Bioject Medical Technologies#
  Common Warrants                      12/9/96              0          0.560        299,880
BioTransplant###
  Common Warrants                      8/18/95              0          0.880            814
CareMonitor
  Series A Cvt. Pfd.                   1/26/96      1,352,603          1.820      1,981,452
  Series B Cvt. Pfd.                   8/21/97        599,999          1.820        599,999
Cubist Pharmaceuticals***
  Common                               9/23/98        599,999          2.070        551,999
  Warrants                             9/23/98              0          0.160         21,333
CV Therapeutics**
  Common                              11/12/96         60,938          4.030         98,231
CytoLogix
  Series A Cvt. Pfd.                   1/13/98        713,306          4.806        713,306
Dyax
  Class A Series 1 Cvt. Pfd.            6/1/92        250,035
                                       9/11/92         83,293
                                      12/31/92         79,932
                                                   ----------
                                                      413,260          5.450        567,628
  Class A Series 3 Cvt. Pfd.          10/26/95         90,280          5.450        245,250
  Class A Series 4 Cvt. Pfd.          10/30/96        404,279          5.450        703,486
  Class A Series 5 Cvt. Pfd.           9/10/98        360,000          5.450        360,000
EPR
  Series A Cvt. Pfd.                    3/9/94        800,331          1.500        266,667
Exelixis Pharmaceuticals
  Series B Cvt. Pfd.                   3/28/96        901,325          2.000      1,800,000
  Series C Cvt. Pfd.                   3/31/97        200,720          2.000        200,000
InterVentional Technologies
  Series F Cvt. Pfd.                   8/21/92        600,185         10.000        750,000
  Series G Cvt. Pfd.                    3/8/95        350,431         10.000        350,000
KVM Technologies
  Series B Cvt. Pfd. (w/wts.)          2/19/98      1,000,001          4.425      1,000,001
LJL BioSystems**
  Common                               6/17/97        800,001          1.750        538,463
LocalMed
  Series D Cvt. Pfd.                    2/9/96      1,126,745          4.000      1,125,000
Masimo
  Series D Cvt. Pfd.                   8/14/96        908,700          9.000      1,170,000

                          H&Q LIFE SCIENCES INVESTORS
                          ---------------------------
                         NOTES TO FINANCIAL STATEMENTS
                                  (continued)

                                                                        Carrying
                                       Acquisition                        Value
              Security                     Date            Cost         per Unit        Value
-----------------------------------   -------------   --------------   ----------     ---------
Masimo Labs
  Common                                  8/14/96           1,300          0.010          1,300
Neuralab
  Units                                   1/14/98       1,200,000         40.000      1,200,000
Oxford GlycoSciences***
  Ordinary Shares                         5/26/93         386,915          1.850        148,000
Pharming Group***
  Common                                  8/28/95         864,932
                                          4/25/96          38,730
                                         10/15/97         302,777
                                                        ---------
                                                        1,206,439         12.610      1,592,832
Reprogenesis
  Common (w/wts.)                         4/25/97       1,199,999          2.220      1,199,999
Sontra Medical
  Series A Cvt. Pfd.                       9/9/98         800,000          0.696        800,000
Telik
  Series G Cvt. Pfd.                      11/7/95       1,125,548         50.000      1,125,000
  Series I Cvt. Pfd.                     11/12/97         120,000         50.000        120,000
Therion Biologics
  Common                                  6/30/93         251,307
                                          8/20/96             669
                                         10/16/96           2,227
                                                        ---------
                                                          254,203          4.000        587,928
  Sinking Fund Cvt. Pfd. (w/wts.)        10/17/94         200,630
                                          4/19/95          78,179
                                          7/12/95          78,000
                                         10/17/95          78,000
                                          1/25/96          73,176
                                           4/3/96          73,800
                                                        ---------
                                                          581,785          0.030            870
  Series A Cvt. Pfd.                      8/20/96          66,231
                                         10/16/96         220,456
                                                        ---------
                                                          286,687          4.000        123,680
Transkaryotic Therapies###
  Common Warrants                         11/5/93             200          9.730         78,181
Tularik
  Series C Cvt. Pfd.                      4/16/93         500,060         10.000      1,351,350
Vectis
  Series B Cvt. Pfd.                       2/5/97         800,091          4.700        800,001
Versicor
  Series C Cvt. Pfd.                      12/2/97       1,200,000          5.000      1,200,000
                                                        ---------
                                                      $22,166,830                   $23,817,525
                                                      ===========                   ===========

   **   Represents 70% of equivalent current market value of the issuer's registered securities.
  ***   Represents 85% of equivalent current market value of the issuer's registered securities.
    #   Represents 100% of equivalent current market value of the issuer's registered securities.
  ###   Represents 60% of equivalent current market value of the issuer's registered securities.

                           H&Q Life Sciences Investors
                           50 Rowes Wharf, 4th Floor
                        Boston, Massachusetts 02110-3328
                                 (617) 310-0567

                                    Officers
                            Alan G. Carr, President
                        Kimberley L. Carroll, Treasurer
                           Kerri A. Bisner, Secretary
                     Sheldon A. Jones, Assistant Secretary

                                    Trustees
                                Patrick J. Allen
                                  Alan G. Carr
                               Lawrence S. Lewin
                              Robert P. Mack, M.D.
                                Eric Oddleifson
                            Uwe E. Reinhardt, Ph.D.
                                Henri A. Termeer

                               Investment Adviser
               Hambrecht & Quist Capital Management Incorporated

                          Custodian and Transfer Agent
                      State Street Bank and Trust Company

                         Independent Public Accountant
                              Arthur Andersen LLP

                                 Legal Counsel
                             Dechert Price & Rhoads
                   ----------------------------------------
         Shareholders with questions regarding share transfers may call
                                 1-800-426-5523
            Interim daily net asset value may be obtained by calling
                                 1-800-451-2597
                            For copies of the Fund's
                          Dividend Reinvestment Plan,
          please contact the Plan Agent, State Street Bank & Trust Co.
                      P.O. Box 8200, Boston, MA 02266-8200
                           Telephone: 1-800-426-5523

                          H&Q LIFE SCIENCES INVESTORS
                          ---------------------------
                      New York Stock Exchange Symbol: HQL
                         www.hamquist.com/capital/hqcm
                                   ---------
         Out of concern for the environment and in an effort to reduce
            Fund expenses, this report is printed on recycled paper.


                                                                     HQHLS-AR-98